Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of FSP 303 East Wacker Drive Corp. (the “Company”) for the period ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Barbara J. Fournier, Chief Operating Officer and principal financial officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to her knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2010	/s/ Barbara J. Fournier Barbara J. Fournier Chief Operating Officer (Principal Financial Officer)